                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2006
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                      Banc of America Funding 2006-D Trust
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             (Exact Name of Issuing Entity as Specified in Charter)

                       Banc of America Funding Corporation
                -------------------------------------------------
                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)

            New York                    333-130536-03            56-139-0085
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(State or Other Jurisdiction of    (Commission File Number     (I.R.S. Employer
Incorporation of Issuing Entity)      of Issuing Entity)     Identification No.
                                                                of Depositor)

214 North Tryon Street, Charlotte, North Carolina                    28255
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     (Address of Principal Executive Offices)                      (Zip Code)

Depositor's telephone number, including area code (704) 386-2400
                                                  --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated April
28, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Funding
Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding
Corporation, Mortgage Pass-Through Certificates, Series 2006-D (the
"Certificates"), issued on April 28, 2006, including the (i) Class 1-A-1, Class
1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-R, Class 3-A-1, Class
3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 5-A-1, Class
5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-X, Class 6-A-2, Class 6-A-3, Class
6-A-4, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class
1-M-6, Class X-B-1, Class X-B-2, Class X-B-3, Class 5-B-1, Class 5-B-2, Class
5-B-3, Class 6-B-1, Class 6-B-2, Class 6-B-3, Class 6-B-4, Class 6-B-5, Class
6-B-6, Class 6-B-7 and Class 6-B-8 Certificates (the "Public Certificates"),
having an aggregate initial class balance of $1,776,428,100 and (ii) the Class
1-CE, Class 1-P, Class X-B-4, Class X-B-5, Class X-B-6, Class 5-B-4, Class
5-B-5, Class 5-B-6, Class 6-B-9, Class 6-B-10 and Class 6-B-11 Certificates (the
"Private Certificates"), having an aggregate initial class balance of
$8,796,283.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS")
pursuant to an underwriting agreement, dated April 26, 2006 (the "Underwriting
Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On April 28, 2006, certain of the Private Certificates consisting of
$669,000 class certificate balance of Class X-B-4 Certificates, $535,000 class certificate balance of Class X-B-5 Certificates, $535,426 class certificate balance of Class X-B-6 Certificates, $932,000 class certificate balance of Class
5-B-4 Certificates, $698,000 class certificate balance of Class 5-B-5
Certificates, $932,413 class certificate balance of Class 5-B-6 Certificates,
$1,348,000 class certificate balance of Class 6-B-9 Certificates, $1,798,000 class certificate balance of Class 6-B-10 Certificates and $1,348,344 class certificate balance of Class 6-B-11 Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

     The mortgage loans underlying the Certificates were either (i) originated by Bank of America, National Association ("BANA") and serviced pursuant to the servicing agreement, dated April 28, 2006 (the "BANA Servicing Agreement"), between the Company and BANA, a copy of which is attached as Exhibit 10.1 or
(ii) acquired by BANA pursuant to various underlying sale and servicing agreements. Copies of the underlying sale and servicing agreements with respect to originators other than BANA that originated 20% or more of the aggregate unpaid principal balance of any loan group as of the cut-off date are attached as Exhibit 10.2 and Exhibit 10.3.

     The mortgage loans underlying the Certificates were purchased by the
Company from BANA pursuant to a mortgage loan purchase agreement, dated April
28, 2006 (the "Mortgage

Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage
Loan Purchase Agreement is attached as Exhibit 4.2.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1  Underwriting Agreement, dated April 26, 2006, between Banc of
               America Funding Corporation and Banc of America Securities LLC
               (including exhibits).

          4.1  Pooling and Servicing Agreement, dated April 28, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A.
               and U.S. Bank National Association (including exhibits).

          4.2  Mortgage Loan Purchase Agreement, dated April 28, 2006, between
               Banc of America Funding Corporation and Bank of America, National
               Association (including exhibits).

          10.1 Servicing Agreement, dated April 28, 2006, between Banc of
               America Funding Corporation and Bank of America, National
               Association (including exhibits).

          10.2 (A) Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, by and between Bank of America, National
               Association (as successor in interest to Banc of America Mortgage
               Capital Corporation) and Countrywide Home Loans, Inc. (as
               amended).

               (B) Amendment No. 1, dated as of July 1, 2003, by and among Banc of America Mortgage Capital Corporation, Countrywide Home Loans,
               Inc. and Bank of America, National Association.

               (C) Amendment No. 2, dated as of September 1, 2004, by and among
               Banc of America Mortgage Capital Corporation, Countrywide Home
               Loans, Inc. and Bank of America, National Association.

               (D) Amendment Reg AB to the Master Mortgage Loan Purchase and
               Servicing Agreement, dated as of January 1, 2006, by and between
               Countrywide Home Loans, Inc. and Bank of America, National
               Association.

               (E) Assignment, Assumption and Recognition Agreement, dated April
               28, 2006, among Bank of America, National Association, Banc of
               America Funding Corporation, U.S. Bank National Association,
               Wells

               Fargo Bank, N.A., Countrywide Home Loans, Inc. and Countrywide
               Home Loans Servicing LP.

          10.3 (A) Flow Sale and Servicing Agreement, dated as of March 1, 2006, by and between Bank of America, National Association and IndyMac
               Bank, F.S.B.

               (B) Assignment, Assumption and Recognition Agreement, dated April
               28, 2006, among Bank of America, National Association, Banc of
               America Funding Corporation, U.S. Bank National Association,
               Wells Fargo Bank, N.A. and IndyMac Bank, F.S.B.

                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA FUNDING CORPORATION

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name: Scott Evans
                                        Title: Senior Vice President

Date: April 28, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                                    Paper (P) or
Exhibit No.   Exhibit Description                                                  Electronic (E)
-----------   -------------------                                                  --------------

1.1           Underwriting Agreement, dated April 26, 2006, between Banc of               E
              America Funding Corporation and Banc of America Securities LLC
              (including exhibits).

4.1           Pooling and Servicing Agreement, dated April 28, 2006, by and               E
              among Banc of America Funding Corporation, Wells Fargo Bank, N.A.
              and U.S. Bank National Association (including exhibits).

4.2           Mortgage Loan Purchase Agreement, dated April 28, 2006, between             E
              Banc of America Funding Corporation and Bank of America, National
              Association (including exhibits).

10.1          Servicing Agreement, dated April 28, 2006, between Banc of America          E
              Funding Corporation and Bank of America, National Association
              (including exhibits).

10.2(A)       Master Mortgage Loan Purchase and Servicing Agreement, dated as of          E
              April 1, 2003, by and between Bank of America, National
              Association (as successor in interest to Banc of America Mortgage
              Capital Corporation) and Countrywide Home Loans, Inc. (as
              amended).

10.2(B)       Amendment No. 1, dated as of July 1, 2003, by and among Banc of             E
              America Mortgage Capital Corporation, Countrywide Home Loans, Inc.
              and Bank of America, National Association.

10.2(C)       Amendment No. 2, dated as of September 1, 2004, by and among Banc           E
              of America Mortgage Capital Corporation, Countrywide Home Loans,
              Inc. and Bank of America, National Association.

10.2(D)       Amendment Reg AB to the Master Mortgage Loan Purchase and                   E
              Servicing Agreement, dated as of January 1, 2006, by and between
              Countrywide Home Loans, Inc. and Bank of America, National
              Association.

10.2(E)       Assignment, Assumption and Recognition Agreement, dated April 28,           E
              2006, among Bank of America, National Association, Banc of America
              Funding Corporation, U.S. Bank National Association, Wells Fargo
              Bank, N.A., Countrywide Home Loans, Inc. and Countrywide Home
              Loans Servicing LP.

10.3(A)       Flow Sale and Servicing Agreement, dated as of March 1, 2006, by            E
              and between Bank of America, National Association and IndyMac
              Bank, F.S.B.

10.3(B)       Assignment, Assumption and Recognition Agreement, dated April 28,           E
              2006, among Bank of America, National Association, Banc of America
              Funding Corporation, U.S. Bank National Association, Wells Fargo
              Bank, N.A. and IndyMac Bank, F.S.B.